United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 9, 1997


                     Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


          Bermuda                       1-4668                      NONE
State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


Clarendon House, Church Street, Hamilton HM DX, BERMUDA             NONE
       (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (441) 295-1422


         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.





Item 5.   Other Events

          The Company reported that Florida's governor and cabinet established a $4.25 billion surety requirement as a condition for the issuance of Coastal Petroleum Company's outstanding drilling permit application.

          A press release relating to this development is filed herewith as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          (c)  Exhibits

               (99) Additional Exhibits

                    (a) Press release of the registrant dated September 9, 1997.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                                      (Registrant)



                                          By /s/ Benjamin W. Heath
                                                 Benjamin W. Heath
                                                 President


Date:  September 10, 1997